Exhibit (16)

POWER OF ATTORNEY

I, Richard Q. Armstrong, as Director of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each, a “Corporation”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Caren Cunningham, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, all registration statements of the Corporation on Form N-lA (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Richard Q. Armstrong

Richard Q. Armstrong
Director

November 14, 2007

POWER OF ATTORNEY

I, Alan S. Bernikow, as Director of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each, a “Corporation”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Caren Cunningham, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, all registration statements of the Corporation on Form N-lA (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Alan S. Bernikow

Alan S. Bernikow
Director

November 14, 2007

POWER OF ATTORNEY

I, Richard R. Burt, as Director of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each, a “Corporation”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Caren Cunningham, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, all registration statements of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Richard R. Burt

Richard R. Burt
Director

November 14, 2007

POWER OF ATTORNEY

I, Meyer Feldberg, as Director of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each, a “Corporation”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Caren Cunningham, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, all registration statements of the Corporation on Form N-lA (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Meyer Feldberg

Meyer Feldberg
Director

November 14, 2007

POWER OF ATTORNEY

I, Bernard H. Garil, as Director of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each, a “Corporation”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Caren Cunningham, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, all registration statements of the Corporation on Foiin N-lA (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Bernard H. Garil

Bernard H. Garil
Director

November 14, 2007

POWER OF ATTORNEY

I, Heather R. Higgins, as Director of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each, a “Corporation”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Caren Cunningham, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, all registration statements of the Corporation on Form N-lA (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Heather R. Higgins

Heather R. Higgins
Director

November 14, 2007

POWER OF ATTORNEY

I, Kai R. Sotorp, as President of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each a “Corporation”), hereby constitute and appoint Joseph Allessie, Mark F. Kemper, Keith A. Weller, Caren Cunningham, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as President of each Corporation, all registration statements of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Kai R. Sotorp

Kai R. Sotorp
President

November 14, 2007

POWER OF ATTORNEY

I, Thomas Disbrow, as Vice President and Treasurer of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each a “Corporation”), hereby constitute and appoint Joseph Allessie, Mark F. Kemper, Keith A. Weller, Caren Cunningham, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Julien Bourgeois, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Vice President and Treasurer of each Corporation, all registration statements of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Thomas Disbrow

Thomas Disbrow
Vice President and Treasurer

November 14, 2007